UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D. C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 5, 2009

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Cord Blood America, Inc.

(Exact name of registrant as specified in charter)

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Florida	000-50746	65-1078768
(State or other jurisdiction)	(Commission File Number) of incorporation)	(IRS Employer Identification No.)

501 Santa Monica Blvd., Suite 700, Santa Monica, CA 90401

(Address of principal executive offices)

(310) 432-4090

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.

Results of Operations and Financial Condition

On May 5, 2009, Cord Blood America Inc. presented the following Power Point presentation to potential investors. The presentation contains a summary of financial results and key milestones for various periods 2005, 2006, 2007 and 2008 as well as projections and initiatives in the coming years. The presentation is attached hereto as Exhibit 99.1

Item 9.01.

Financial Statements and Exhibits

Exhibit 99.1

Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORD BLOOD AMERICA, INC.
Date: May 5, 2009	By:	/s/ MATTHEW L. SCHISSLER
Matthew L. Schissler,
Chief Executive Officer